SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES	12 Months Ended
Dec. 31, 2020
SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES
SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES

5.SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES

In preparing these consolidated financial statements, we have made judgements, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets, liabilities, income and expenses.  Actual results may differ from these estimates.

We review estimates and underlying assumptions on an ongoing basis.  Revisions to estimates are recognized prospectively.

Judgements, estimates, and assumptions that we have made in applying accounting policies that have the most significant effects on the amounts recognized in these consolidated financial statements include:

(a)	Commencement of the development phase

We must use significant judgment to assess when an exploration and evaluation project is technically feasible and commercially viable.  Timing of the work required to conclude the assessment work might change depending on various factors.  We use multiple sources of information, including: a positive development decision to proceed with the project; geologic and metallurgic information; existence of mineral reserves; current and forecasted commodity prices; estimated future cash flows; our ability to finance the development phase, general market conditions, and consideration of other factors which may limit our access to the mineral deposit, such as the ability to obtain necessary permits.  All of these factors have an impact on the timing of commencement of the development phase.

Upon commencement of the development phase for a project, we are required to estimate the recoverable amount of the cash-generating unit, which is the higher of its fair value less cost of disposal and its value in use. The recoverable amount is based primarily on estimates of mineral reserves (described in (b) below), future commodity prices, capital costs, operating costs, and income and other taxes, discounted by an estimated discount rate incorporating the time value of money and the risks specific to the cash generating unit.

All impairment assessments require significant estimation. Changes to these estimates could have an impact on the recognition and measurement of impairments.

(b)	Mineral resource and mineral reserve estimates

Mineral resource and mineral resource estimates are estimates of the amount of ore that can be economically extracted from the Company’s mining properties. Such estimates may impact the financial statements in the following way:

•

Mineral resource and mineral reserve estimates is one of the factors considered in determining whether technical feasibility and commercial viability of extracting a mineral resource are demonstrable which influences the classification of expenditure.

•	Carrying value of assets may be affected due to changes in estimated mineral reserves and resources if the change is considered an indicator of impairment.
•	Site closure provisions may change where reserve estimate changes affect expectations about when such activities will occur and the associated cost of these activities.

The mineral resource and mineral reserve estimates are based on information compiled by qualified persons within the meaning of National Instrument 43‑101 – Standards of Disclosure for Mineral Projects (“NI 43‑101”). Such information includes geological and technical data on the size, depth, shape and grade of the ore body and suitable production techniques and recovery rates. Such an analysis requires complex geological judgements to interpret the data. The estimation of recoverable reserves is based upon factors such as estimates of foreign exchange rates, commodity prices, future capital requirements and production costs, along with geological assumptions and judgements made in estimating the size and grade of the ore body

As the economic assumptions used may change and as additional geological information is produced during the operation of a mine, estimates of mineral resources and mineral reserves may change.

(c)	Title to mineral properties

Although the Company has taken steps to verify title to mineral properties in which it has an interest, these procedures do not guarantee the Company’s title.  Such properties may be subject to prior agreements or transfers and title may be affected by undetected defects.  Further, we make judgements for properties where concessions terms have expired, and a renewal application has been made and is awaiting approval.  We use judgement as to whether the concession renewal application is probable to be received, but ultimately this is beyond our control.  If a renewal application is not approved, we could lose rights to those concession.

(d)	Assessment of impairment indicators

We apply judgement in assessing whether indicators of impairment exist for our E&E assets which could result in a test for impairment.  We consider internal and external factors, such as our rights to explore, planned expenditures on E&E activities, the technical results of our E&E activities, and the potential for viable operations, to determine whether there are any indicators of impairment or reversal of a previous impairment.

We consider other factors such as typical practice in foreign jurisdictions related permit renewals, our continued ability to operate as usual while awaiting renewals, our continued performance under regulatory requirements, and the ongoing acceptance by authorities of our annual fees.

(e)	Value added taxes

Our operations involve dealing with uncertainties and judgements in the application of complex tax regulations in multiple jurisdictions.

VAT receivables are generated on the purchase of supplies and services by our companies.  The timing and collection of VAT receivables is uncertain as VAT refund procedures in certain jurisdictions require a significant amount of documentation and follow-up.  We are exposed to liquidity risk, credit risk and currency risk with respect to our VAT recoverable balances if tax authorities are unwilling to make payments in a timely manner pursuant to our refund filings.

The timing of receipt of Mexican VAT is uncertain.  Consequently, we have presented this item as non-current.

(f)	Fair value measurement

Management uses valuation techniques in measuring the fair value of share options granted and restricted share units, deferred share units, and bonus shares awarded.  Such valuation techniques are also used for estimating the fair value upon initial recognition of the Newmont loan, which is interest free.

We determine the fair value of share based payments awarded using the Black Scholes option pricing model which requires us to make certain estimates, judgements, and assumptions in relation to the expected life of the share options, expected volatility, expected risk-free rate, and expected forfeiture rate.

Changes to these assumptions could have a material impact on the Company’s financial statements.

(g)	Newmont Loan measurement

The Newmont loan is to be repaid upon declaration of commencement of commercial production of a heap leach operation at the Camino Rojo Project. Determining the date of repayment requires judgement and involves estimation uncertainty.  Any unforeseen delays (such as those caused by COVID‑19, or otherwise) may impact the declaration of commercial production date and consequently the maturity date used to measure the loan.  Changes in the date will result in modification gains or losses.